UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

3DIcon Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

3DICON CORPORATION
7507 S. Sandusky
Tulsa, OK 74136
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 17, 2008
To the Shareholders of
3DIcon   CORPORATION   :
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of 3DIcon CORPORATION (the “Company”), an Oklahoma corporation, will be held at the Radisson Hotel Tulsa, Salon A-D, 10918 East 41 st Street, Tulsa, Oklahoma 74146, on Saturday, May 17, 2008, at 2:00 p.m., Central time, for the following purposes:
1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;
2. To vote on a proposal to approve the Company’s 2007 Amended and Restated Incentive Stock Plan;
3. To ratify the selection of Tullius Taylor Sartain & Sartain LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008; and
4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.
The Board of Directors has fixed the close of business on April 14, 2008 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.
By Order of the Board of Directors.
Martin Keating Chairman, Chief Executive Officer and Chief Financial Officer
Tulsa, Oklahoma
April 14, 2008
IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

3DICON CORPORATION
7507 S. Sandusky
Tulsa, Oklahoma 74136
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 17, 2008

The enclosed proxy is solicited by the Board of Directors of 3DIcon Corporation (the “Company”), an Oklahoma corporation in connection with the Annual Meeting of Shareholders to be held at the Radisson Hotel Tulsa, Salon A-D, 10918 East 41 st Street, Tulsa, Oklahoma 74136 on Saturday May 17, 2008, at 2:00 p.m., Central time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:
1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;
2. To vote on a proposal to approve the Company’s 2007 Amended and Restated Incentive Stock Plan;
3. To ratify the selection of Tullius Taylor Sartain & Sartain LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008; and
4. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.
The record date with respect to this solicitation is the close of business on April 14, 2008 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 7507 S. Sandusky, Tulsa, Oklahoma 74136, and its telephone number is (918) 492-5082. A complete list of shareholders entitled to vote at the meeting will be available at the offices of Newton, O'Connor, Turner and Ketchum, P.C, 15 West 6th Street, Suite 2700, Tulsa, Oklahoma beginning on May 7, 2008. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date or by attendance at the meeting by the shareholder who notifies the Secretary of the Company of the revocation of the proxy at the meeting before the proxy has voted on a measure. No proxy shall be voted more than three years from the date of the proxy unless the proxy expressly provides for a longer period. This proxy statement and the accompanying proxy were mailed to you on or about April 16, 2008.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

The number of outstanding shares of Common Stock entitled to vote at the meeting is 136,039,254. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:
•	directors shall be elected by a plurality of the votes cast;

•	the affirmative vote of a majority of the common shares present at the meeting in person or by valid proxy and entitled to vote on each matter is required:
•	to approve the Company’s 2007 Amended and Restated Incentive Stock Plan; and
•	to approve Tullius Taylor Sartain & Sartain LLP as the Company’s auditors for the 2008 fiscal year.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.
For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ’FOR’ Proposals 1, 2, and 3 (to elect the Board’s nominees to the Board of Directors, to approve Company’s 2007 Amended and Restated Incentive Stock Plan and to ratify the selection of Tullius Taylor Sartain & Sartain LLP as the Company’s independent auditors for the 2008 fiscal year).
PROPOSAL NO. 1
ELECTION OF DIRECTORS
The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

Name	Age	Position with the Company	Director Since
Martin Keating	66	Chairman, Chief Executive Officer, Chief Financial Officer, and Director	1998
Vivek Bhaman	41	President, Chief Operating Officer, and Director	2008
Lawrence Field	48	Director	2007
John O’Connor	53	Director	2006
Victor F. Keen	66	Director	2007

Martin Keating has been the President, Chief Executive Officer and a director of 3DIcon since 1998. Previously, Mr. Keating organized and managed private placement limited partnerships, ranging from real estate development to motion picture financing. Mr. Keating was also general counsel and director of investor relations for CIS Technologies, then a NASDAQ company. Mr. Keating is an attorney licensed to practice law in Oklahoma and Texas.

Vivek Bhaman has been the President and Chief Operating Officer of 3DIcon since May 2007. He has held leadership positions in VeriFone/Hewlett-Packard, and with global media giants Omnicom Group and the Interpublic Group. His experience includes consumer and business technologies such as cell phones and secure e-commerce transaction systems for VeriFone/HP, where he was responsible for launching and managing the Asia-Pacific operations of the Electronic Commerce division. His involvement extended from development to marketing/sales. Prior to joining 3DIcon, Mr. Bhaman successfully led the startup and marketing operations for an enterprise-software technology company, including its acquisition of marquee customers Walt Disney, Southern California Edison, and Freeman Group. Mr. Bhaman holds a Bachelors Degree in Engineering and an MBA with specializations in Marketing and Finance.

Lawrence Field was appointed to the Board of Directors of 3DIcon Corporation in October 2007. Mr. Field is the cofounder and managing director of Regent Private Capital LLC, an investment management firm that invests globally through offices in New York City and Tulsa. Prior to co-founding Regent Private Capital LLC, Mr. Field was vice president of Capital Advisors, Inc., an investment management firm. Mr. Field holds a B.S. degree from the University of Texas at Austin.
John O’Connor has been a director of 3DIcon since October 2006. Since 1981, Mr. O’Connor has practiced law in Oklahoma, concentrating in the areas of corporate and commercial law. Mr. O’Connor served as President of the law firm of Newton, O’Connor, Turner & Ketchum from 2001 to 2005 and has served as its Chairman from 2001 to present.

Victor F. Keen was appointed to the Board of Directors of 3DIcon Corporation in November 2007. Until March 1, 2007, Mr. Keen served as the chair of the Tax Practice Group at Duane Morris. He is currently of counsel to the firm. Mr. Keen has served on the board of directors of Research Frontiers, Inc. (“Research Frontiers”) for over 10 years. He has been chair of the compensation committee of Research Frontiers for the last 5 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2007, the Board of Directors did not take any action at meetings and acted by written consent in lieu of a meeting on 22 occasions. All of the directors attended all of the meetings of the Board of Directors.
At the February 25, 2008 meeting of the Board of Directors, the Board created the Audit Committee, which consists of Lawrence Field and Victor F. Keen Mr. Field was elected to serve as Chair of the Audit Committee. The Company’s Board of Directors has yet to adopt a written charter for the Audit Committee. The Audit Committee has yet to meet and has not take any action by written consent. The Board of Directors believes that Messrs. Lawrence Field and Victor F. Keen are independent as defined in Nasdaq Rule 4200. At the February 25, 2008 meeting of the Board of Directors, the Board also created the Compensation Committee, which consists of Lawrence Field and Victor F. Keen. Mr. Victor Keen was appointed Chair of the Compensation Committee. The Board of Directors has yet to determine who will server as the Audit Committee Financial Expert.
At the February 25, 2008 meeting of the Board of Directors, the Company created the Nominating and Corporate Governance Committee, which is comprised of Victor F. Keen and Lawrence Field. The Company’s Board of Directors has yet to adopt a written charter for the Nominating and Corporate Governance Committee. The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board’s policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. The Nominating and Corporate Governance Committee has yet to meet

COMMUNICATING WITH OUR DIRECTORS
We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to 3DIcon Corporation, 7507 S. Sandusky, Tulsa, Oklahoma 74136; Attention: Secretary.
Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE OFFICERS

The executive officers of the Company are Martin Keating, Chairman, Chief Executive Officer, and Chief Financial Officer, and Vivek Bhaman, President, and Chief Operating Officer, information as to each of whom is set forth above.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2007 and 2006 for our principal executive officer and the two most highly compensated officers other than our principal executive officer who was serving as such at the end of our last completed fiscal year:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Martin Keating CEO	2007	144,000	-	-	-	-	-	-
	2006	90,000	-	-	-	-	-	-
	2005	90,000	-	14,792	-	-		-	104,792

Vivek Bhaman, Pres. and COO	2007	166,667

The following table sets forth with respect to grants of options to purchase our common stock to the name executive officers as of December 31, 2007
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That have not vested $	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares Units or Other Rights That have not Vested $
Martin Keating	500,000			$0.40	April 26, 2009

Vivek Bhaman	100,000	400,000		(1)	April 30, 2010

(1)	Mr. Bhaman’s options are exercisable as follows: 100,000 at $0.80 per share, 200,000 at $1.00 per share and 200,000 at $1.50 per share
EMPLOYMENT AGREEMENTS
On April 29, 2007, Vivek Bhaman and the Company entered into an employment agreement (the “Bhaman Agreement”) pursuant to which Mr. Bhaman agreed to serve as the Company’s President and Chief Operating Officer. The Bhaman Agreement contains the following terms:

•	base salary of $250,000;
•
bonus for calendar year 2007 equal to 25% of the base salary, payable on or before March 15, 2008 (the “Payment Date”) if the Company books revenue of $500,000 for calendar year 2007 and Bhaman is an employee of the Company on the Payment Date;

•	bonus beyond calendar year 2007 shall be in the discretion of the Board of Directors;
•	participation in employee benefit plans and programs of the Company; and
•	reimbursement of reasonable expenses

The term of the Bhaman Agreement is one year commencing on May 1, 2007 and will automatically extend for successive one-year periods unless otherwise terminated by Bhaman or the Company upon 30 days notice.

COMPENSATION OF DIRECTORS

On April 27, 2007, the Company granted its three Directors 1,500,000 options exercisable at $.40 per share. The options were valued at $431,276 and were charged to operations in 2007. The estimated fair market value of the options was determined by using the Black-Scholes option pricing model. The expected dividend yield of $-0-is based on the average annual dividend yield as of the grant date. Expected volatility of 124.4% is based on the historical volatility of our stock. The risk-free interest rate of 3.0% is based on the U.S. Treasury Constant Maturity rates as of the grant date. The expected life of the option of two years is based on historical exercise behavior and expected future experience.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board created the Compensation Committee on February 25, 2008. The Compensation Committee will make all material decisions concerning executive compensation during the fiscal year ended December 31, 2008. Other than Mr. Victor F. Keen, who serves as a member of the board of directors of Research Frontiers, no executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended December 31, 2007.

PRINCIPAL SHAREHOLDERS

The following table provides information about shares of common stock beneficially owned as of
March 28, 2008 by:

•	each director;
•	each officer named in the summary compensation table;
•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Class of Stock	Percentage Outstanding (2)
Martin Keating (3)	41,848,474	Common	30.76%
Victor F. Keen	5,206,667	Common	3.8%
Lawrence Field (4)	4,343,460	Common	3.1%
John O’Connor (5)	1,460,000	Common	1.0%
Vivek Bhaman (6)	100,000	Common	*
All directors and executive officers as a group (4 persons)	52,958,601		38.93%

*	Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner listed below is c/o 3DIcon Corporation, 7507 S. Sandusky, Tulsa, Oklahoma 74136.
(2)
Applicable percentage ownership is based on 136,039,254 shares of common stock outstanding as of March 18, 2008. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Options to acquire shares of common stock that are currently exercisable or exercisable within 60 days of March 18 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage.

(3)	Represents (i) 38,977,452 shares of common stock owned by Mr. Keating and (ii) 1,906,272 shares of common stock owned by Mr. Keating’s wife, Judy Keating.
(4)	Represents (i) 2,718,460 shares of common stock owned by Regent Private Capital of which Mr. Lawrence Field is a principal and managing director and (ii) 1,625,000 stock options.
(5)
Represents (i) 110,000 shares of common stock owned by Mr. O’Connor, (ii) 100,000 shares of common stock owned by the John M. and Lucia D. O’Connor Revocable Living Trust over which Mr. O’Connor has voting and investment control, and (iii) 1,250,000 options to purchase common stock of the Company.

(6)	Represents 100,000 stock options
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as set forth below, during the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which 3DIcon was or is to be a party, in which any of the directors, officers, or 5% or greater stockholders (or any immediate family thereof) had or is to have a direct or indirect material interest.

3DIcon has engaged the law firm of Newton, O’Connor, Turner & Ketchum as its outside corporate counsel since 2005. John O’Connor, a director of 3DIcon, is the Chairman of Newton, O’Connor, Turner & Ketchum.

PROPOSAL NO. 2
APPROVAL OF THE 2007 AMENDED AND RESTATED STOCK INCENTIVE PLAN

There is being submitted to the shareholders for approval at the Annual Meeting, the approval of the Company’s 2007 Amended and Restated Incentive Stock Plan, a copy of which is included as Annex A, pursuant to which the Company may grant an aggregate of 25,000,000 shares of the Company’s Common Stock to the Company’s officers, directors, employees and consultants. If the Company’s 2007 Amended and Restated Incentive Stock Plan is approved by our shareholders, the Board will be authorized to, from time-to-time, issue an aggregate of 25,000,000 shares of the Company’s Common Stock to the Company’s officers, directors, employees and consultants. The specific number of shares of the Company’s Common Stock granted to any officer, director, employee or consultant and the specific officers, directors, employees and/or consultants granted shares will be determined by the Board. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company’s common stock.. The Common Stock will be granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.
We believe that stock grants play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.
Those officers, directors, employees and consultants receiving stock grants will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company’s other shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK GRANTS

Generally, the recipient of a stock grant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the recipient to suit under the ’short swing profit’ provisions of Section 16 of the Securities Exchange Act of 1934, as amended. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the Common Stock included in the restricted stock or award, the recipient will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the recipient’s tax basis for such shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” APPROVING THE COMPANY’S 2007 AMENDED AND RESTATED INCENTIVE STOCK PLAN PURSUANT TO WHICH IT MAY GRANT AN AGGREGATE OF 25,000,000 SHARES OF THE COMPANY’S COMMON STOCK AS SET FORTH ABOVE.
PROPOSAL NO. 3
RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors recommends the selection of Tullius Taylor Sartain & Sartain LLP (“TTSS”) as independent auditors to examine the Company’s financial statements for the fiscal year ending December 31, 2008. Representatives of TTSS are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFYING TULLIUS TAYLOR SARTAIN & SARTAIN LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

Audit Fees
The aggregate fees for professional services rendered by TTSS for the audit of our annual financial statements for 2007 and 2006 and for the review of the Company’s financial statements included in the Company’s Form 10-QSB filed with the Securities and Exchange Commission during 2007 and 2006 were approximately $43,800 and $64,350, respectively.
Audit-Related Fees
No fees were billed by TTSS for the fiscal years ended December 2007 and 2006 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees.”
Tax Fees
No fees were billed by TTSS for the fiscal years ended December 2007 and 2006 for professional services rendered for tax compliance, tax advice and tax planning for the Company.
All Other Fees
No fees were billed by TTSS for professional services rendered for the fiscal years ended December 2007 and 2006, other than as stated above under the captions “Audit Fees” and “Tax Fees.” The Audit Committee is responsible for pre-approving all audit services and all non-audit services to be provided by independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2007 and 2006, none of the fees listed above were covered by the de minimus exception.
FORM 10-KSB

The Company is providing without charge to each person solicited by this proxy statement a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than March 17, 2009.

EXPENSES

All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.
By Order of the Board of Directors,
/s/ Martin Keating
Martin Keating Chairman & Chief Executive Officer

‚   FOLD AND DETACH HERE AND READ THE REVERSE SIDE   ‚

PROXY
3DICON CORPORATION
ANNUAL MEETING OF SHAREHOLDERS — May 17, 2008

The undersigned shareholder of 3dicon Corporation (the “Company”) hereby appoints Martin Keating and Vivek Bhaman and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on April 14, 2008 at the Annual Meeting of Shareholders of the Company to be held at the Radisson Hotel Tulsa, Salon A-D, 10918 East 41 st Street, Tulsa, Oklahoma 74146, at 2:00 p.m., local time, on the 17th day of May, 2008, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.
(Continued, and to be marked, dated and signed, on the other side)

‚   FOLD AND DETACH HERE AND READ THE REVERSE SIDE   ‚

PROXY BY MAIL
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW.
					Please mark boxes [*] or [X] in blue or black ink.		☒

1. Election of Directors.	FOR	WITHHOLD AUTHORITY	2.	Proposal to approve the 3DIcon Corporation 2007 Amended and Restated Incentive Stock Plan.	FOR	AGAINST	ABSTAIN
(To withhold authority to vote for an individual nominee, strike through the nominee’s name below)	☐	☐			☐	☐	☐
Martin Keating Vivek Bhaman Lawrence Field John O’Connor Victor F. Keen			3.	Proposal to approve the selection of Tullius Taylor Sartain & Sartain LLP. as the Company’s independent auditors for the fiscal year ending December 31, 2008.	FOR	AGAINST	ABSTAIN
					☐	☐	☐

			4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	FOR	AGAINST	ABSTAIN
					☐	☐	☐

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature _____________ Print Name ______________ Signature _______________ Print Name ______________ DATED: __________, 2008
SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]

Annex A

3DICON CORPORATION Amended and Restated 2007 Incentive Stock Plan

This 3DICON CORPORATION 2007 Amended and Restated Incentive Stock Plan (the " Plan ") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.     Definitions.

(a)	" Board " - The Board of Directors of the Company.

(b)	" Code " - The Internal Revenue Code of 1986, as amended from time to time.

(c)
" Committee " – The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (" Rule 16b-3 ") promulgated under the Securities Exchange Act of 1934, as amended (the " Exchange Act ").

(d)	" Company " - 3DICON CORPORATION and its subsidiaries including subsidiaries of subsidiaries.

(e)	" Exchange Act " - The Securities Exchange Act of 1934, as amended from time to time.

(f)	" Fair Market Value " - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
" Grant " - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	" Grant Agreement " - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
" Option " - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an " Optionee ."

(j)	" Participant " - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	" Restricted Stock Purchase Offer " - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l)	" Securities Act " - The Securities Act of 1933, as amended from time to time.

(m)	" Stock " - Authorized and issued or unissued shares of common stock of the Company.

(n)	" Stock Award " - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.     Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.     Eligibility.

(a)
General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a " Nonstatutory Option " or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.     Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Twenty Five Million (25,000,000) shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)    Application of Funds :   The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise : The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.    Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1,   Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)           Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (" Ten Percent Holder ") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)          Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)            in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)            through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the State of Oklahoma corporations law as may be acceptable to the Board.

(d)
Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than ten (10) years. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of " termination for good cause " as that term is defined in Oklahoma case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of " termination for cause " or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been " effected without receipt of consideration " by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities rules, Oklahoma corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (" Repurchase Agreement "), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable state securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.     Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)              Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C .

(ii)             Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D .

(b)
Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as " Restricted Stock ". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)            A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)          A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)         A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)         Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)           Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)           Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)            Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)          Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)          Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.     Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.     Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.    Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.
10.   Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.
11.   Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.   Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee may be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.
13.   Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Oklahoma and construed accordingly.

14.   Effective and Termination Dates. The Plan shall become effective on the date it is approved by the Board. If the Plan is not approved by the holders of a majority of the shares of Stock within one (1) year from the date it is adopted and approved by the Board of Directors of the Company, all stock options granted hereunder shall be deemed non-statutory options. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing 2007 Amended and Restated Incentive Stock Plan (consisting of 15 pages, including this page) was duly adopted and approved by the Board of Directors on April __, 2008

EXHIBIT A

3DICON CORPORATIN
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between 3DICON CORPORATION, an Oklahoma corporation (the " Company ") , and the employee of the Company named in Section 1(b). (" Optionee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:
1. Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

(e)	Vesting Schedule

(f)	Termination Date
2. Acknowledgements.
(a) Optionee is an employee of the Company.
(b) The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2007 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted.
(c) The Board has authorized the granting to Optionee of an incentive stock option (" Option ") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the " Code ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price "), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate upon the Termination Date noted above. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the Termination Date Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment according to terms deemed acceptable to the Board of Directors of Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options with a per Option exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated " for cause " or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been " effected without receipt of consideration by the Company ".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.
11. Additional Consideration. Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Effects of Early Disposition. Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company " for cause ", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Oklahoma corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Oklahoma, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof , the parties hereto have executed this Option as of the date first above written.
COMPANY:	3DICON CORPORATION an Oklahoma corporation

By:
Name:
Title:

OPTIONEE:
By:
( signature )
Name:

Appendix A

NOTICE OF EXERCISE

3DICON CORPORATION

Re: Incentive Stock Option

1)   Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)   I elect a cashless exercise pursuant to Section 6 of my Incentive Stock Option . The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.
I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2007 Incentive Stock Plan.

By:
(signature)
Name:
Appendix A

EXHIBIT B-1

3DICON CORPORATION
EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

This Employee Nonstatutory Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between 3DIOCN CORPORATION , an Oklahoma corporation (the " Company "), and the following employee of the Company (" Optionee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

(f)	Termination Date

2.  Acknowledgements.
(a) Optionee is an employee of the Company.

(b) The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2007 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (" Option ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price ").

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate upon the Termination Date noted above. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the Termination Date. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

1

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment according to terms deemed acceptable to the Board of Directors of Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A , (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options with a per exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause", or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

2

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.
8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

3

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.
To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

4

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

5

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.
(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

6

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Oklahoma corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.
(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

7

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Oklahoma, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof , the parties hereto have executed this Option as of the date first above written.

COMPANY:	3DICON CORPORATION
an Oklahoma corporation

By:
Name:
Title:

OPTIONEE:
By:
(signature)
Name:

8

Appendix A

NOTICE OF EXERCISE

3DICON CORPORATION

Re: Nonstatutory Stock Option

1)   Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)   I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement . The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2007 Incentive Stock Plan.
By:
(signature)
Name:

9

EXHIBIT B-2

3DICON CORPORATION
NONSTATUTORY STOCK OPTION AGREEMENT

This Nonstatutory Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between 3DICON CORPORATION an Oklahoma corporation (the " Company "), and the following Director of the Company (" Optionee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

(f)	Termination Date

2. Acknowledgements.
(a) Optionee is a member of the Board of Directors of the Company.

(b) The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2007 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (" Option ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash or on a cashless basis (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price ").

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate upon the Termination Date noted above. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the Termination Date. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term that Optionee serves as a Director of the Company according to terms deemed acceptable to the Board of Directors of the Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A , (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options with a per Warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Service. If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Oklahoma corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

2

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

3

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

4

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information
(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

5

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than by Removal. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Removal. In the event Optionee is removed as a director pursuant to the Oklahoma Revised Statutes Code, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

6

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Oklahoma corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

7

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Oklahoma, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.
COMPANY:	3DICON CORPORATION
an Oklahoma corporation

By:
Name:
Title:

OPTIONEE:
By:
(signature)
Name:
8

Appendix A

NOTICE OF EXERCISE

3DICON CORPORATION

Re: Nonstatutory Stock Option

1)   Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)   I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement . The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2007 Incentive Stock Plan.
By:
(signature)
Name:

9

EXHIBIT B-3

3DICON CORPORATION
CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

This Consultant Nonstatutory Stock Option Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between 3DICON CORPORATION, an Oklahoma corporation (the " Company "), and the following consultant to the Company (herein, the " Optionee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:
1. Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:
(e)	Vesting Schedule

(f)	Termination Date

2. Acknowledgements.
(a) Optionee is an independent consultant to the Company, not an employee;
(b) The Board of Directors (the " Board " which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2007 Incentive Stock Plan (the " Plan "), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option (" Option ") to purchase shares of common stock of the Company (" Stock ") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the " Shares ") for cash or on a cashless basis (or other consideration as is acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the " Exercise Price ").

4. Term of Option. This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate upon the Termination Date noted above. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the period that Optionee serves as a consultant of the Company according to terms deemed acceptable to the Board of Directors of the Company in their sole and absolute discretion according to the schedule set forth in Section 1(e) above (the “Vesting Schedule”)

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A , (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. Notwithstanding anything to the contrary contained in this Option, this Option may be exercised by presentation and surrender of this Option to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Option for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For example, if the holder is exercising 100,000 Options with a per Warrant exercise price of $0.75 per share through a cashless exercise when the Common Stock’s current Market Price per share is $2.00 per share, then upon such Cashless Exercise the holder will receive 62,500 shares of Common Stock. Market Price is defined as the average of the last reported sale prices on the principal trading market for the Common Stock during the five (5) trading days immediately preceding such date. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7. Termination of Service. If Optionee's service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment " for cause ", the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

2

8. Death of Optionee. If the Optionee shall die while serving as a consultant to the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within ninety (90) days after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a " Reorganization "), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

3

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.
(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.
4

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.
(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

5

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.
(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Optionee's service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's service as a consultant is terminated by the Company "for cause" (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Oklahoma corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

6

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

7

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Oklahoma, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE FOLLOWS.]

8

In Witness Whereof , the parties hereto have executed this Option as of the date first above written.
COMPANY:	3DIcon corporation, an Oklahoma corporation

By:
Name:
Title:

OPTIONEE:	By:
( signature )
Name:
9

Appendix A

NOTICE OF EXERCISE

3DICON CORPORATION

Re: Nonstatutory Stock Option

1)   Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

OR

2)   I elect a cashless exercise pursuant to Section 6 of my Nonstatutory Stock Option Agreement . The Average Market Price as of _______ was $_____.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2007 Incentive Stock Plan.
By:
(signature)
Name:
Appendix A

EXHIBIT C

3DICON CORPORATION
STOCK AWARD AGREEMENT

This Stock Award Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between 3DICON CORPORATION, an Oklahoma corporation (the " Company "), and the employee, director or consultant of the Company named in Section 1(b). (" Grantee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Award Information.
(a)	Date of Award:
(b)	Grantee:
(c)	Number of Shares:
(d)	Original Value:
2. Acknowledgements.
(a)	Grantee is a [ employee/director/consultant ] of the Company.

(b) The Company has adopted a 2007 Incentive Stock Plan (the " Plan ") under which the Company's common stock (" Stock ") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

3. Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the " Shares "), which Shares have a fair value per share (" Original Value ") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms " Share " or " Shares " shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.
(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Grantee's employment [ or service as a director/consultant ] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment [ or service as a director/consultant ] is terminated by the Company " for cause " (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [ or service as a director/consultant ] " for cause " means (i) as to employees or consultants, termination for cause, or as defined in the Plan, this Agreement or in any employment [ or consulting ] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Oklahoma corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Oklahoma corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

6. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Oklahoma and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.
(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Oklahoma and subject to the exclusive jurisdiction of the courts located in the State of Oklahoma. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof , the parties have executed this Agreement as of the date first above written.
COMPANY:	3DICON CORPORATION, an Oklahoma corporation

By:
Name:
Title:

GRANTEE:
By:
( signature )
Name:

EXHIBIT D

3DICON CORPORATION
RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (" Agreement ") is made and entered into as of the date set forth below, by and between 3DICON CORPORATION, an Oklahoma corporation (the " Company "), and the employee, director or consultant of the Company named in Section 1(b). (" Grantee "):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Purchase Information.
(a)	Date of Agreement:
(b)	Grantee:
(c)	Number of Shares:
(d)	Purchase Price:
2. Acknowledgements.
(a) Grantee is a [ employee/director/consultant ] of the Company.

(b) The Company has adopted a 2007 Incentive Stock Plan (the " Plan ") under which the Company's common stock (" Stock ") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the " Securities Act ") provided by Rule 701 thereunder.

(c) The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

3. Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the " Shares "), at the price per Share set forth in Section 1(d) (the " Price "). For the purpose of this Agreement, the terms " Share " or " Shares " shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. The manner and form of payment of consideration shall be mutually agreed to by the parties at the time of purchase.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.
(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a " Repurchase Event " shall mean an occurrence of one of (i) termination of Grantee's employment [ or service as a director/consultant ] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment [ or service as a director/consultant ] is terminated by the Company " for cause " (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [ or service as a director/consultant ] " for cause " means (i) as to employees and consultants, termination for cause, or as defined in the Plan, this Agreement or in any employment [ or consulting ] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Oklahoma corporation law. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Oklahoma corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

5. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:
(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Oklahoma and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.
(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Oklahoma and subject to the exclusive jurisdiction of the courts located in the State of Oklahoma. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	3dicon corporation, an Oklahoma corporation

By:
Name:
Title:

GRANTEE:
By:
( signature )
Name: